UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant [ ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

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[ ]	Fee paid previously with preliminary materials.

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.

11550 Ash Street, Suite 300
Leawood, Kansas  66211

April 2, 2015
Dear Fellow Stockholder:

You are cordially invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) (each a “Company” and collectively, the “Companies”) on Monday, May 18, 2015 at 10:00 a.m., Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

At the meeting, you will be asked to (i) elect two directors of the Company, (ii) ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2015, and (iii) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Companies’ combined proxy statement, which gives detailed information about the proposals and why each Company’s Board of Directors recommends that you vote to approve each of the Company’s proposals, and the actual proxy for you to sign and return.  If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important.  Please vote your shares via the internet or by telephone, or complete, sign and date the enclosed proxy card (your ballot) and mail it in the postage-paid envelope included in this package.

Sincerely,

Terry Matlack
Chief Executive Officer of TYG, TPZ, NTG, TTP & NDP

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.     WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.     This proxy contains three proposals for each Company to: (i) elect two directors to serve until the 2018 Annual Stockholder Meeting; (ii) ratify Ernst & Young LLP as the Company’s independent registered public accounting firm; and (iii) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Q.     HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.     The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.     HOW CAN I VOTE?

A.     Voting is quick and easy.  You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot, and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early.  That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the Proxy Statement.  We urge you to
read the entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Energy Infrastructure Corporation
Tortoise Power and Energy Infrastructure Fund, Inc.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.:

NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Power and Energy Infrastructure Fund, Inc., Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc. and Tortoise Energy Independence Fund, Inc., each a Maryland corporation (each a “Company” and, collectively, the “Companies”), will be held on  Monday, May 18, 2015 at 10:00 a.m. Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 for the following purposes:

1.	For all Companies: To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified;

2.	For all Companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2015; and

3.	For all Companies: To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on March 10, 2015 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of each Company,

Diane M. Bono
Secretary

April 2, 2015
 Leawood, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please vote your shares via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  If you choose to vote using the enclosed proxy, a return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.
ii

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.

11550 Ash Street, Suite 300
Leawood, Kansas  66211
1-866-362-9331

COMBINED PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

 May 18, 2015

This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) (each a “Company” and collectively, the “Companies”).  The Board of Directors of each Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on May 18, 2015.  The Board of Directors of each Company has fixed the close of business on March 10, 2015 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this combined proxy statement.  This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about April 2, 2015.

Each Company’s annual report can be accessed through its link on the closed-end fund section of its investment adviser’s website (www.tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 18, 2015:  This combined proxy statement is available on the internet at http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/.  On this site, you will be able to access the proxy statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals.  The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.

Proposals		Class of Stockholders of Each Company Entitled to Vote
For Each Company
1.	To elect the following individuals as directors for a term of three years:
	Charles E. Heath	For each of TYG, NTG and TTP – Preferred Stockholders voting as a class For each of TPZ and NDP – Common Stockholders voting as a class
	Rand C. Berney	For each of TYG, NTG and TTP – Common Stockholders and Preferred Stockholders, voting as a single class For each of TPZ and NDP – Common Stockholders voting as a class
For Each Company
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2015.	For each of TYG, NTG and TTP – Common Stockholders and Preferred Stockholders, voting as a single class For each of TPZ and NDP – Common Stockholders voting as a class
For Each Company
3.	To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.	For each of TYG, NTG and TTP – Common Stockholders and Preferred Stockholders, voting as a single class For each of TPZ and NDP – Common Stockholders voting as a class

PROPOSAL ONE

ELECTION OF TWO DIRECTORS

The Board of Directors of each Company unanimously nominated Charles E. Heath and Rand C. Berney following a recommendation by the Nominating and Governance Committee of each of TYG, TPZ, NTG, TTP and NDP for election as directors at the combined annual meeting of stockholders of the Companies. Both Mr. Heath and Mr. Berney are currently directors of each Company.  Each of Mr. Heath and Mr. Berney has consented to be named in this proxy statement and has agreed to serve if elected.  The Companies have no reason to believe that either Mr. Heath or Mr. Berney will be unavailable to serve.

The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Heath and Mr. Berney as directors of each Company.  Currently, each Company has six directors.  In accordance with each Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size.  The terms of the directors of the different classes are staggered.  The term of each of H. Kevin Birzer and Alexandra Herger expires on the date of the 2016 annual meeting of stockholders of each Company and the term of each of Conrad S. Ciccotello and Terry C. Matlack expires on the date of the 2017 annual meeting of stockholders of each Company.  Pursuant to the terms of each of TYG’s, NTG’s and TTP’s preferred shares, the preferred stockholders of each of those Companies have the exclusive right to elect two directors to their Company’s Board.  The Board of each of TYG, NTG and TTP has designated Mr. Birzer and Mr. Heath as the directors the preferred stockholders of that Company shall have the right to elect.

Holders of preferred shares of each of TYG, NTG and TTP will vote as a class on the election of Mr. Heath as a director of that Company.  Holders of common shares and preferred shares of each of TYG, NTG and TTP will vote as a single class on the election of Mr. Berney as a director of that Company.  Holders of common shares of each of TPZ and NDP will vote as a class on the election of Mr. Heath and Mr. Berney as directors of that Company.  Stockholders do not have cumulative voting rights.

With respect to each Company, if elected, Mr. Heath and Mr. Berney will hold office until the 2018 annual meeting of stockholders of each Company and until their successors are duly elected and qualified.  If either Mr. Heath or Mr. Berney is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

The following table sets forth each Board member’s name, age and address; position(s) with the Companies and length of time served; principal occupation during the past five years; the number of companies in the Fund Complex that each Board member oversees and other public company directorships held by each Board member.  Unless otherwise indicated, the address of each director is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”).  As of March 31, 2015, the Fund Complex included TYG, TPZ, NTG, TTP, NDP, and four open-end funds.

Nominees For Director Who Are Independent:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Rand C. Berney (Born 1955)	Director of each Company since January 1, 2014.
Executive-in-Residence and Professor for Professional Financial Planning Course and Professional Ethics Course, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.
			Five	None
Charles E. Heath (Born 1942)	Director of each Company since its inception.	Retired in 1999; Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) charterholder.	Five	CorEnergy Infrastructure Trust, Inc.

Remaining Directors Who Are Independent:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Conrad S. Ciccotello (Born 1960)	Director of each Company since its inception.
Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.
			Five	CorEnergy Infrastructure Trust, Inc.
Alexandra Herger (Born 1957)	Director of each Company since January 1, 2015.
Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.
			Five	None

Remaining Directors Who Are Interested Persons:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
H. Kevin Birzer* (Born 1959)	Director and Chairman of the Board of each Company since its inception.
Chief Executive Officer of the Adviser; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director and Chairman of the Board of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014. Formerly Member, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser (1990 – 2009); CFA charterholder.
			Five	None
Terry C. Matlack* (Born 1956)
Chief Executive Officer of NTG since 2010; of each of TYG and TPZ since 2011, and of each of TTP and NDP since its inception; Chief Financial Officer of each of TYG and TPZ from its inception to May 2011; Director of each of TYG and TPZ from its inception to 2009, and Director of each of the Companies since 2012.

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Chief Executive Officer of each of TYY and TYN from May 2011 to June 23, 2014; Director of each of TYY and TYN from its inception to September 2009 and from November 2012 to June 23, 2014; Chief Financial Officer of each of TYY and TYN from its inception to May 2011; CFA charterholder.
			Five	None

*	Mr. Birzer and Mr. Matlack, as principals of the Adviser, is each an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored  into the conclusion to invite them to join the Company’s Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Mr. Heath and Ms. Herger, executive leadership and business experience; and Mr. Birzer and Mr. Matlack, investment management experience as an executive, portfolio manager and leadership roles with the Adviser.

Other attributes and qualifications considered for each director in connection with their selection to join the Board of Directors of each Company were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for  all of the closed-end funds in the Tortoise Fund Complex. In addition, as to each director other than Mr. Birzer and Mr. Matlack, their status as an Independent Director; and, as to Mr. Birzer and Mr. Matlack, their roles with the Adviser were an important factor in their selection as directors. No experience, qualification, attribute or skill was by itself controlling.

Mr. Birzer serves as Chairman of the Board of Directors of each Company. Mr. Birzer is an “interested person” of the Companies within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with each Company’s day-to-day operations and access to individuals with responsibility for each Company’s management and operations provides the Board of Directors with insight into each Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address each Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the four directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and each Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of each Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers

Mr. Birzer is the Chairman of the Board of each Company, and Mr. Matlack is a director and the Chief Executive Officer of each Company. The preceding tables give more information about Mr. Birzer and Mr. Matlack. The following table sets forth each other executive officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer.  Unless otherwise indicated, the address of each officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Each officer serves until his successor is elected and qualified or until his resignation or removal.  As employees of the Adviser, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
Zachary A. Hamel (Born 1965)	President of NTG since 2010, of each of TYG and TPZ since 2011 and of each of TTP and NDP since its inception; Senior Vice President of TYG from 2007 to 2011 and of TPZ from its inception to 2011.
Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; President of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011 and of TYN from 2007 to June 23, 2014. Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012; CFA charterholder.
			Five	None
P. Bradley Adams (Born 1960)
Chief Financial Officer of NTG since 2010, of each of TYG and TPZ since 2011 and of each of TTP and NDP since its inception; Assistant Treasurer of TYG from 2005 to 2011 and of TPZ from its inception to 2011.

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of TYY and TYN from November 2005 to May 2011.
			Five	None
David J. Schulte (Born 1961)
Senior Vice President of NTG since 2010, of each of TYG and TPZ since May 2011 and of each of TTP and NDP since its inception; Chief Executive Officer and President of each of TYG and TPZ from its inception to May 2011.

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; Chief Executive Officer since 2005 of Tortoise Capital Resources Corporation (“TTO”) which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012 (“CORR”) and President of TTO from 2005 to April 2007 and TTO/CORR since June 2012; Senior Vice President of each of TYY and TYN from May 2011 to June 23, 2014; Chief Executive Officer and President of TYY from its inception to May 2011; Chief Executive Officer of TYN from its inception to May 2011 and President of TYN from its inception to September 2008; CFA charterholder.
			Five	CorEnergy Infrastructure Trust, Inc.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
Kenneth P. Malvey (Born 1965)	Treasurer of TYG since 2005 and of each of TPZ, NTG, TTP and NDP since its inception; Senior Vice President of TYG since 2007 and of each of TPZ, NTG, TTP and NDP since its inception.
Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Treasurer of each of TYY and TYN from 2005 to June 23, 2014; Senior Vice President of TYY from its inception to June 23, 2014 and of TYN from 2007 to June 23, 2014; Joined Fountain Capital in 2002 and was a partner there from 2004 through September 2012; CFA charterholder.
			Five	None

Committees of the Board of Directors of each Company

Each Company’s Board of Directors currently has four standing committees:  (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee.  Currently, all of the non-interested directors, Messrs. Ciccotello, Berney, Heath and Ms. Herger, are the only members of each of these committees, except for the Executive Committee, for each Company.  Each Company’s Executive Committee currently consists of Mr. Birzer and Mr. Heath.

•	Executive Committee. The Executive Committee of each Company has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. Mr. Birzer is an “interested person” of each Company as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

•	Audit and Valuation Committee. The Audit and Valuation Committee of each of TYG, TPZ, NTG, TTP and NDP was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Committee: (i) approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of each Company’s audit; and (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors of each company has determined that Conrad S. Ciccotello and Rand C. Berney are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

•	Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of TYG, TPZ, NTG, TTP or NDP as defined in the 1940 Act. The Nominating and Governance Committee of each Company operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2016 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. Each Company’s Bylaws require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, or (2) to be a current director of the Company that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.

•	Compliance Committee. Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. Each Company’s Compliance Committee operates under a written charter adopted and approved by the Board. The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit and Valuation Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Valuation Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

None of the Companies currently has a standing compensation committee.  None of the Companies has any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.

The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2014 for each of the Companies:

	TYG	TPZ	NTG	TTP	NDP
Board of Directors	10	8	9	8	8
Executive Committee	1	0	0	0	0
Audit and Valuation Committee	5	5	5	5	5
Nominating and Governance Committee	6	5	5	5	5
Compliance Committee	2	2	2	2	2

During the 2014 fiscal year, for each of the Companies, all directors who were directors during the 2014 fiscal year attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served.  None of the Companies has a policy with respect to Board member attendance at annual meetings.  All of the directors of each of TYG, TPZ, NTG, TTP and NDP attended the Company’s 2014 annual meeting.

Director and Officer Compensation

None of the Companies compensates any of its directors who are interested persons nor any of its officers.  The following table sets forth certain information with respect to the compensation paid by each Company and the Fund Complex for fiscal 2014 to each of the current independent directors for their services as a director.  None of the Companies has any retirement or pension plans.

Name of Person, Position	Aggregate Compensation from Company(1)					Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Director
	TYG	TPZ	NTG	TTP	NDP
Independent Directors
Conrad S. Ciccotello	$58,500	$20,000	$50,000	$27,000	$27,000	$0	$0	$218,000 (2)
Rand C. Berney	$56,500	$19,000	$48,000	$26,000	$26,000	$0	$0	$208,500 (3)
Charles E. Heath	$57,500	$20,000	$49,000	$27,000	$27,000	$0	$0	$215,500 (4)

(1)	No amounts have been deferred for any of the persons listed in the table.

(2)	Includes $22,000 and $13,500 paid by TYY and TYN, respectively, for fiscal 2014.

(3)	Includes $20,500 and $12,500 paid by TYY and TYN, respectively, for fiscal 2014.

(4)	Includes $21,500 and $13,500 paid by TYY and TYN, respectively, for fiscal 2014.

For the 2015 fiscal year, each independent director receives an annual retainer from each Company as set forth below, and a fee of $1,000 for each meeting of the Board of Directors and Audit and Valuation Committee he or she attends in person (or $500 for each Board and Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board meeting). Independent directors also receive $500 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The Chairman of the Audit and Valuation Committee receives an additional annual retainer as set forth below. Each other committee chairman receives an additional annual retainer of $1,000.  The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

	TYG	TPZ	NTG	TTP	NDP
Annual Board Retainer	$64,000	$12,000	$43,000	$18,000	$18,000
Audit and Valuation Committee Chairman Retainer	$3,000	$1,000	$2,000	$2,000	$2,000

Required Vote.  With respect to each of TYG, NTG and TTP, Mr. Berney will be elected by the vote of a plurality of all shares of common stock and preferred stock of the Company present at the meeting, in person or by proxy, and Mr. Heath will be elected by the vote of a plurality of all shares of preferred stock of the Company present at the meeting, in person or by proxy.  With respect to TPZ and NDP, Mr. Heath and Mr. Berney will each be elected by the vote of a plurality of all shares of common stock of the Company present at the meeting, in person or by proxy.  When there are two vacancies for director, as is the case here, a vote by plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected.  Therefore, with respect to each Company, abstentions and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers' shares), if any, will not be counted towards a nominee’s achievement of a plurality.  With respect to TYG, NTG and TTP, each preferred share is entitled to one vote in the election of Mr. Heath.  With respect to TYG, NTG and TTP, each common share and each preferred share is entitled to one vote in the election of Mr. Berney.  With respect to TPZ and NDP, each common share is entitled to one vote in the election of Mr. Heath and one vote in the election of Mr. Berney.

BOARD RECOMMENDATION

The Board of Directors of each of TYG, NTG and TTP unanimously recommends that the preferred stockholders of that Company vote “for” Mr. Heath as a director.  The Board of Directors of each of TYG, NTG and TTP unanimously recommends that the common and preferred stockholders of that Company vote “for” Mr. Berney as a director.  The Board of Directors of each of TPZ and NDP unanimously recommends that the common stockholders of that Company vote “for” Mr. Heath as a director and “for” Mr. Berney as a director.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of each Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“EY”) as the independent registered public accounting firm (“independent auditors”), to audit the accounts of the Company for the fiscal year ending November 30, 2015.  EY’s selection was approved by each Company’s Audit and Valuation Committee.  Their selection also was ratified and approved by the Board of Directors of each Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

EY has audited the financial statements of each Company since prior to each Company’s commencement of business (TYG in February 2004, TPZ in July 2009, NTG in July 2010, TTP in October 2011 and NDP in July 2012) and does not have any direct financial interest or any material indirect financial interest in any of the Companies.  A representative of EY is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.  Each Company’s Audit and Valuation Committee meets twice each year with representatives of EY to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

Required Vote

EY will be ratified as a Company’s independent registered public accounting firm by the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class.  With respect to each of TYG, NTG and TTP, each common share and each preferred share is entitled to one vote on this proposal.  With respect to TPZ and NDP, each common share is entitled to one vote on this proposal.  For the purposes of the vote on this proposal for each Company, abstentions and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers' shares), will not be counted as shares voted and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that stockholders of each Company vote “for” the ratification of Ernst & Young LLP as their Company’s Independent Registered Public Accounting Firm.

AUDIT AND VALUATION COMMITTEE REPORT

The Audit and Valuation Committee of each of TYG, TPZ, NTG, TTP and NDP, reviews the Company’s annual financial statements with both management and the independent auditors.

The Audit and Valuation Committee of each Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors.  Each Company’s Audit and Valuation Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2014 with management.  Management of each Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit and Valuation Committee of each Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.  The independent auditors provided to each Company’s Audit and Valuation Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit and Valuation Committee concerning independence, and each Company’s Audit and Valuation Committee discussed with representatives of the independent auditors their firm’s independence with respect to that Company.

With respect to each Company, based on the Audit and Valuation Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit and Valuation Committee recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the SEC.

The Audit and Valuation Committee of each of TYG, TPZ, NTG, TTP and NDP

Conrad S. Ciccotello (Chairman)
Rand C. Berney
Charles E. Heath
Alexandra Herger

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Company’s Audit and Valuation Committee selected EY as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2015.  EY is registered with the Public Company Accounting Oversight Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2013 and 2014 by EY, respectively:

	TYG		TPZ		NTG
	2014	2013	2014	2013	2014	2013
Audit Fees(1)	$179,000	$151,000	$110,000	$108,000	$130,000	$133,000
Audit-Related Fees(2)	-	-	-	-	-	-
Tax Fees(3)	$79,000	$66,000	$19,000	$31,000	$51,000	$49,000
All Other Fees	-	-	-	-	-	-
Aggregate Non-Audit Fees	$79,000	$66,000	$19,000	$31,000	$51,000	$49,000

	TTP		NDP
	2014	2013	2014	2013
Audit Fees(1)	$105,000	$103,000	$103,000	$101,000
Audit-Related Fees(2)	-	-	-	-
Tax Fees(3)	$20,000	$21,000	$20,000	$15,000
All Other Fees	-	-	-	-
Aggregate Non-Audit Fees	$20,000	$21,000	$20,000	$15,000

(1)	For professional services rendered with respect to the audit of each Company’s financial statements and the review of each Company’s statutory and regulatory filings with the SEC.

(2)	For professional services rendered with respect to assurance related services in connection with each Company’s compliance with its rating agency guidelines.

(3)	For professional services for tax compliance, tax advice and tax planning.

The Audit and Valuation Committee of each Company has adopted pre-approval policies and procedures.  Under these policies and procedures, the Audit and Valuation Committee of each Company pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm.  With respect to each Company, the Chairman of the Audit and Valuation Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit and Valuation Committee at its next meeting for ratification.  Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since each Company’s respective adoption of these policies and procedures, the Audit and Valuation Committee of the Company has pre-approved all audit and non-audit services provided to the Company by EY.  None of these services provided by EY were approved by the Audit and Valuation Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.  All of EY’s hours spent on auditing each Company’s financial statements were attributed to work performed by full-time permanent employees of EY.

The Adviser paid to EY $70,500 in 2013 and $130,100 in 2014 for tax and other non-audit services provided to the Adviser.  These non-audit services were not required to be preapproved by each Company’s Audit and Valuation Committee.  No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to any of the Companies, has paid to, or been billed for fees by, EY for non-audit services rendered to the Adviser or such entity during the Companies’ last two fiscal years.

The Audit and Valuation Committee of each Company has considered whether EY’s provision of services (other than audit services) to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining EY’s independence in performing audit services.

OTHER MATTERS

The Board of Directors of each Company knows of no other matters that are intended to be brought before the meeting.  If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

At December 31, 2014, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Company overseen by such director in the Fund Complex having values within the indicated dollar ranges.  Other than the Fund Complex, with respect to each Company, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Dollar Range of Holdings in the Company (1)
Interested Persons	TYG	TPZ	NTG
H. Kevin Birzer	Over $100,000	$10,001-$50,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000	Over $100,000

Independent Persons*
Conrad S. Ciccotello	Over $100,000	$10,001-$50,000	$10,001-$50,000
Rand C. Berney	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Charles E. Heath	Over $100,000	$50,001-$100,000	$50,001-$100,000

Director	Dollar Range of Holdings in the Company (1)
Interested Persons	TTP	NDP
H. Kevin Birzer	Over $100,000	$50,001-$100,000
Terry C. Matlack	Over $100,000	Over $100,000

Independent Persons*
Conrad S. Ciccotello	$10,001-$50,000	$10,001-$50,000
Rand C. Berney	$10,001-$50,000	$10,001-$50,000
Charles E. Heath	$10,001-$50,000	$10,001-$50,000

Director	Aggregate Dollar Range of Holdings in Companies Overseen by Director in Fund Complex (2)
Interested Persons
H. Kevin Birzer	Over $100,000
Terry C. Matlack	Over $100,000
Independent Persons*
Conrad S. Ciccotello	Over $100,000
Rand C. Berney	$50,001-$100,000
Charles E. Heath	Over $100,000

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on December 31, 2014.

(2)	Includes TYG, TPZ, NTG, TTP and NDP. Amounts based on the closing price of each of TYG’s, TPZ’s, NTG’s, TTP’s and NDP’s common shares on the New York Stock Exchange on December 31, 2014.

*	Ms. Herger became an independent director of each Company effective January 1, 2015.

At December 31, 2014, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Company (or percentage of outstanding shares).  Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	TYG Common Shares		TPZ Common Shares		NTG Common Shares		TTP Common Shares		NDP Common Shares
Independent Directors**
Conrad Ciccotello	7,949.44	(1)	693.00	(2)	784.37		596.14		600.00
Rand Berney	454.00	(3)	778.00	(3)	727.00	(3)	695.00	(3)	808.00	(3)
Charles Heath	14,500.00	(4)	3,500.00	(4)	2,000.00	(4)	1,000.00		1,000.00

Interested Directors and Officers
H. Kevin Birzer	68,600.72	(5)	900.00	(6)	3,746.00	(7)	5,583.00	(8)	4,400.00	(9)
Terry C. Matlack	39,681.60	(10)	5,228.87	(11)	5,018.34	(11)	5,417.86	(11)	5,290.66	(11)
Zachary A. Hamel	8,081.00	(12)	1,000.00		4,000.00		1,000.00		1,000.00
Kenneth P. Malvey	12,441.09	(13)	1,600.00	(14)	2,100.00	(15)	1,369.62	(16)	8,118.83	(17)
David J. Schulte	4,632.84	(18)	2,000.00		3,000.00		700.00		1,000.00
P. Bradley Adams	6,126.15	(19)	2,299.46	(20)	575.16	(21)	119.23	(22)	706.88
Directors and Officers as a Group	162,466.84		17,999.33		21,950.87		16,480.85		22,924.37

None of the independent directors and none of the interested directors and officers hold any TYG preferred shares, NTG preferred shares or TTP preferred shares.

% of Outstanding Shares (23)
	TYG Common Shares	TPZ Common Shares	NTG Common Shares	TTP Common Shares	NDP Common Shares
Independent Directors**
Conrad Ciccotello	*	*	*	*	*
Rand Berney	*	*	*	*	*
Charles Heath	*	*	*	*	*

Interested Directors and Officers
H. Kevin Birzer	*	*	*	*	*
Terry C. Matlack	*	*	*	*	*
Zachary A. Hamel	*	*	*	*	*
Kenneth P. Malvey	*	*	*	*	*
David J. Schulte	*	*	*	*	*
P. Bradley Adams	*	*	*	*	*
Directors and Officers as a Group	*	*	*	*	*

*	Indicates less than 1%.
**	Ms. Herger became an independent director of each Company effective January 1, 2015.
(1)	Mr. Ciccotello holds 520 of these shares jointly with his wife.
(2)	Mr. Ciccotello holds these shares jointly with his wife.
(3)	Mr. Berney holds these shares jointly with his wife.

(4)	All shares held by the Charles E. Heath Trust #1, U/A dtd 2/1/92, of which Mr. Heath and his wife are co-trustees and share voting and investment power with respect to the shares.
(5)	Includes 1,851 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian, and 17,294.92 shares held jointly with his wife. Excludes shares held by his adult children no longer living at his home.
(6)	Includes 300 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult children no longer living at his home.
(7)	Includes 378 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult children no longer living at his home.
(8)	Includes 332 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult children no longer living at his home.
(9)	Includes 300 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult children no longer living at his home.
(10)	Includes 39,681.60 shares held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(11)	All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(12)	Includes 431 shares held by Mr. Hamel’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(13)	Includes 2,503.48 shares held by Mr. Malvey’s wife and 260 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(14)	Includes 750 shares held by Mr. Malvey’s wife and 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(15)	Includes 1,000 shares held by Mr. Malvey’s wife and 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(16)	Includes 119.10 shares held by Malvey’s wife and 59.55 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(17)	Includes 4,609.04 shares held by Mr. Malvey’s wife and 53 shares held by his child in an account for which he is the custodian.
(18)	Includes 278 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(19)	Includes 3,501.51 shares held jointly with his wife and 725.94 shares held jointly with his son.
(20)	Includes 908.31 shares held jointly with his son.
(21)	Includes 130.73 shares held jointly with his wife.
(22)	Held jointly with his wife.
(23)	Based on the following shares outstanding as of December 31, 2014: 48,016,591 shares of TYG common stock, 6,951,333 shares of TPZ common stock, 47,000,211 shares of NTG common stock, 10,016,413 shares of TTP common stock, and 14,516,071 shares of NDP common stock.

As of December 31, 2014, to the knowledge of TYG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of TYG.  As of December 31, 2014, to the knowledge of TPZ, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of TPZ.  As of December 31, 2014, to the knowledge of NDP, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of NDP.

The table below indicates the persons known to NTG to own 5% or more of its shares of common stock as of December 31, 2014.

Name and Address	Number of NTG Common Shares	Percent of Class
First Trust Portfolios L.P.(*) First Trust Advisors L.P.(*) The Charger Corporation(*) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,404,971	7.2%
Morgan Stanley(**) Morgan Stanley Smith Barney LLC(**) 1585 Broadway New York, NY 10036	2,803,087	6.0%

(*)	Information based on a Schedule 13G amendment jointly filed by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. on January 23, 2015. The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold shares of NTG. No individual unit investment trust sponsored by First Trust Portfolios L.P. holds more than 3% of any registered investment company issuer’s shares. First Trust Advisors L.P., an affiliate of First Trust Portfolios L.P. acts as portfolio supervisor of the unit investment trusts sponsored by First Trust Portfolios L.P. certain of which hold shares of NTG. The beneficial owners listed in the 13G have no power to vote the shares but share the power to dispose of the shares listed in the table above. The shares are voted by the trustee of such unit investment trusts so as to insure that the shares are voted as closely as possible in the same manner and in the same general proportion as are the shares held by owners other than such unit investment trusts. Each of First Trust Portfolios L.P., First Advisors, L.P. and The Charger Corporation disclaims beneficial ownership of these shares of NTG.

(**)	Information based on a Schedule 13G jointly filed on February 17, 2015 by Morgan Stanley and Morgan Stanley Smith Barney LLC. Morgan Stanley reports that it has beneficial ownership of 2,803,087 shares, sole voting power over 2,023,518 shares, shared voting power over 641,003 shares and shared dispositive power over 2,171,722 shares. The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC, a broker dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended. Morgan Stanley Smith Barney LLC reports that it has beneficial ownership of 2,757,916 shares, sole voting power over 1,978,347 shares, shared voting power over 641,003 shares, and shared dispositive power over 2,156,333 shares.

The table below indicates the persons known to TTP to own 5% or more of its shares of common stock as of December 31, 2014.

Name and Address	Number of TTP Common Shares	Percent of Class
Guggenheim Capital, LLC(*) Guggenheim Partners, LLC(*) Guggenheim Funds Services Holdings, LLC(*) Guggenheim Funds Services, LLC(*) 227 West Monroe Street Chicago, IL 60606 GI Holdco II, LLC(*) GI Holdco, LLC(*) Guggenheim Partners Investment Management Holdings, LLC(*) 330 Madison Avenue New York, NY 10017 Guggenheim Funds Distributors, LLC(*) 2455 Corporate West Dr. Lisle, IL 60532	851,819	8.5%
Morgan Stanley(**) Morgan Stanley Smith Barney LLC(**) 1585 Broadway New York, NY 10036	661,301	6.6%
Advisors Asset Management, Inc.(***) 18925 Base Camp Road Monument, CO 80132	563,830	5.6%

(*)	Information based on a Schedule 13G amendment jointly filed on February 17, 2015 by Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II, LLC, GI Holdco, LLC, Guggenheim Partners Investment Management Holdings, LLC, Guggenheim Funds Services Holdings, LLC, Guggenheim Funds Services, LLC and Guggenheim Funds Distributors, LLC (“Guggenheim Filers”). Guggenheim Funds Distributors, LLC (“GFD”) acts as sponsor and supervisor of certain unit investment trusts which directly hold the shares reported on and in such capacity, GFD has the power to dispose or direct the disposition of the TTP shares held by these unit investment trusts. These shares are voted by the trustee of such unit investment trusts so as to insure that the shares are voted as closely as possible in the same manner and in the same general proportion as are the shares held by owners other than such unit investment trust. Guggenheim Capital, LLC is the majority owner of Guggenheim Partners, LLC, GI Holdco II, LLC, GI Holdco, LLC, Guggenheim Partners Investment Management Holdings, LLC, Guggenheim Funds Services Holdings, LLC, Guggenheim Funds Services, LLC and GFD. GFD is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940 and a broker dealer registered under Section 15 of the Securities and Exchange Act of 1934. Each of the Guggenheim filers reports that it shares voting and dispositive power over the shares listed in the table above.

(**)	Information based on a Schedule 13G jointly filed on February 17, 2015 by Morgan Stanley and Morgan Stanley Smith Barney LLC. Morgan Stanley and Morgan Stanley Smith Barney LLC each reports that it has sole voting power over 412,588 shares, shared voting power over 218,058 shares, and shared dispositive power over 465,438 shares. The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC, a broker dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

(***)	Information based on a Schedule 13G filed on February 11, 2015. Advisors Asset Management, Inc. is sponsor of several unit investment trusts which hold shares of common stock of TTP. No unit investment trust sponsored by Advisors Asset Management, Inc. holds 5% or more of TTP’s common stock. Advisors Asset Management, Inc. reports that it has sole voting and dispositive power over the shares listed in the table above.

The table below indicates the persons known to TYG to own 5% or more of its shares of preferred stock as of December 31, 2014.

Name and Address	Number of TYG Preferred Shares	Percent of Class
Babson Capital Management LLC (*) 470 Atlantic Ave Boston, MA 02210-2208 Massachusetts Mutual Life Insurance Company (*) 1295 State Street Springfield, MA 01111	4,600,000	15.6%
Athene Asset Management, L.P. (**)
AAM GP LTD. (**)
Apollo Life Asset LTD. (**)
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Street
George Town, Grand Cayman KY1-9005
Cayman Islands

Apollo Capital Management, L.P. (**)
Apollo Capital Management GP, LLC (**)
Apollo Management Holdings, L.P. (**)
Apollo Management Holdings GP, LLC (**)
9 West 57th St., 43rd Floor
New York, New York 10019

Athene Annuity and Life Company (**)
Athene USA Corporation (**)
7700 Mills Civic Parkway
West Des Moines, IA 50266

Athene Holding LTD. (**)
96 Pitts Bay Road
Pembroke, Bermuda HM08

Athene Annuity & Life Assurance Company (**)
400 Brookfield Parkway
Greenville, SC 29607

Athene Annuity & Life Assurance Company of New York (**)
69 Lydecker St.
Nyack, NY 10960
	2,810,800	9.5%
Voya Financial, Inc. (***) 230 Park Ave. 14th Floor, New York, NY 10169	2,700,000	9.2%
The Guardian Life Insurance Company of America (****) 7 Hanover Square New York, NY 10004	2,100,000	7.1%
Knights of Columbus (*****) One Columbus Plaza New Haven, CT 06510	2,100,000	7.1%

(*)	Information based on Schedule 13G filed on January 7, 2015. Babson Capital Management LLC reports that, in its capacity as investment adviser, it has sole voting and dispositive power with respect to the 4,600,000 shares of Mandatory Redeemable Preferred Stock held in certain advisory accounts owned (directly or indirectly) by affiliated entities and therefore may be deemed to beneficially own such shares. Babson Capital Management LLC is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), the direct beneficial owner of 4,415,000 shares of Mandatory Redeemable Preferred Stock. In addition, C.M. Life Insurance Company, a wholly-owned subsidiary of MassMutual, owns 185,000 shares of Mandatory Redeemable Preferred Stock, which therefore may be deemed to be indirectly owned by MassMutual.

(**)	Information based on a Schedule 13G amendment jointly filed on February 10, 2015 by the following: (i) Athene Annuity & Life Assurance Company of New York (“Athene New York”); (ii) Athene Annuity and Life Company (“AAIA”); (iii) Athene Annuity & Life Assurance Company(“Athene Annuity”); (iv) Athene USA Corporation (“AUSA”); (v) Athene Holding LTD. (“Athene Holding”); (vi) Athene Asset Management, L.P. (“AAM”); (vii) AAM GP LTD. (“AAM GP”); (viii) Apollo Life Asset LTD. (“Apollo Life”); (ix) Apollo Capital Management, L.P. (“Capital Management”); (x) Apollo Capital Management GP, LLC (“Capital Management GP”); (xi) Apollo Management Holdings, L.P. (“Management Holdings”); and (xii) Apollo Management Holdings GP, LLC. (“Management Holdings GP”), collectively referred to herein as “Reporting Persons.” Athene New York holds shares of the Series B Mandatory Redeemable Preferred Stock of TYG, Athene Annuity holds shares of the Series B Mandatory Redeemable Preferred Stock and the Series C Mandatory Redeemable Preferred Stock of TYG, and AAIA holds shares of each of the Series D Mandatory Redeemable Preferred Stock and the Series E Mandatory Redeemable Preferred Stock of TYG. AAIA is the sole shareholder of Athene New York, and Athene Annuity is the sole shareholder of AAIA. AUSA is the sole shareholder of Athene Annuity, and Athene Holding is the sole shareholder of AUSA. AAM serves as the investment manager for Athene Annuity, AAIA and Athene New York. AAM GP is the general partner of AAM. Apollo Life is the sole shareholder of AAM GP, and Capital Management is the sole shareholder of Apollo Life. Capital Management GP is the general partner of Capital Management. Management Holdings is the sole member and manager of Capital Management GP, and Management Holdings GP is the general partner of Management Holdings.

Athene New York reports that it beneficially owns and has shared voting power and shared dispositive power over 200,800 shares. AAIA reports that it beneficially owns and has shared voting and shared dispositive power over 1,560,800 shares. Athene Annuity, AUSA, and Athene Holding each reports that it beneficially owns and has shared voting power and shared dispositive power over 2,610,800 shares. AAM, AAM GP, Apollo Life, Capital Management, Capital Management GP, Management Holdings, and Management Holdings GP each reports that it beneficially owns and has shared voting power and shared dispositive power over 2,810,800 shares.  The number of shares reported as beneficially owned by AAM includes 200,000 shares of TYG’s Series C Mandatory Redeemable Preferred Stock held by an unaffiliated insurer for which AAM serves as an investment manager pursuant to an investment management agreement.  These shares are therefore also included in the shares shown as beneficially owned by AAM GP, Apollo Life, Capital Management, Capital Management GP, Management Holding and Management Holdings GP.

Athene New York, AAIA and Athene Annuity each disclaims beneficial ownership of all shares of the preferred stock included in the Schedule 13G report other than the shares of preferred stock held of record by such reporting person.  Each of AUSA, Athene Holding, AAM, AAM GP, Apollo Life, Capital Management, Capital Management GP, Management Holdings and Management Holdings GP, and Messrs. Leon Black, Joshua Harris and Marc Rowan, the managers, as well as executive officers, of Management Holdings GP, disclaim beneficial ownership of all shares of preferred stock included in the Schedule 13G report.

(***)	Information based on a Schedule 13G filed on February 13, 2015. The Schedule 13G was filed by Voya Financial, Inc. as the ultimate parent corporation of the following entities, each of which is a direct or indirect wholly owned subsidiary of Voya Financial, Inc.: Voya Retirement Insurance and Annuity Company, Voya Insurance and Annuity Company, ReliaStar Life Insurance Company, Security Life of Denver Insurance Company, ReliaStar Life Insurance Company of New York and Voya Investment Management, LLC (as investment adviser to the foregoing subsidiaries). Voya Financial, Inc. reports that it has sole voting and dispositive power over the shares listed in the table above.

(****)	Information based on a Schedule 13G filed on February 12, 2015. The Guardian Life Insurance Company of America reports that it has sole voting and dispositive power over the shares listed in the table above.

(*****)	Information based on a Securities Purchase Agreement dated October 9, 2014.

The table below indicates the persons known to NTG to own 5% or more of its shares of preferred stock as of December 31, 2014.

Name and Address	Number of NTG Preferred Shares	Percent of Class
Massachusetts Mutual Life Insurance Co.(*) 1295 State Street Springfield, Massachusetts 01111	3,000,000	83.3%
United of Omaha Life Insurance Company(**) Mutual of Omaha Plaza Omaha, Nebraska 68175-1011	400,000	11.1%
Phoenix Life Insurance Company One American Row Hartford, CT 06102	200,000	5.6%

(*)	Information with respect to this beneficial owner and its beneficial ownership is based on a Form 4 filed on November 1, 2010. The reporting person directly beneficially owns all of the shares.

(**)	Information with respect to this beneficial owner and its beneficial ownership is based on a Form 4 filed on November 1, 2010. The reporting person directly beneficially owns all of the shares.

The table below indicates the persons known to TTP to own 5% or more of its shares of preferred stock as of December 31, 2014.

Name and Address	Number of TTP Preferred Shares	Percent of Class
Massachusetts Mutual Life Insurance Co.(*) 1295 State Street Springfield, Massachusetts 01111	520,000	81.2%
Phoenix Life Insurance Company One American Row Hartford, CT 06102	120,000	18.8%

(*)	Information with respect to this beneficial owner and its beneficial ownership is based on a Form 4 filed on December 12, 2011. The reporting person directly beneficially owns 454,000 of the shares and indirectly beneficially owns 66,000 of the shares through two different wholly-owned subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment Advisory Agreement.

Tortoise Capital Advisors, LLC is each Company’s investment adviser.  The Adviser’s address is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  As of February 28, 2015, the Adviser had approximately $17.5 billion of client assets under management.  The Adviser may be contacted at the address listed on the first page of this proxy statement.

Pursuant to the terms of an Advisory Agreement between TYG and the Adviser, dated September 15, 2009, as amended on June 23, 2014 (the “TYG Advisory Agreement”), TYG pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company’s average monthly Managed Assets up to $2.5 billion, 0.90% of the average monthly Managed Assets of the Company between $2.5 billion and $3.5 billion, and 0.85% of the average monthly Managed Assets of the Company above $3.5 billion.  In addition, the Adviser has agreed to waive all fees due under the TYG Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance.  In its last fiscal year, TYG incurred $30,324,702 in net fees due to the Adviser under the TYG Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between TPZ and the Adviser, dated September 15, 2009 (the "TPZ Advisory Agreement"), TPZ pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets.   The Adviser waived fees in the amount of 0.10% of average monthly Managed Assets for the period from January 1, 2012 through December 31, 2013 and 0.05% of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014.  In its last fiscal year, TPZ incurred $2,211,405 in net fees due to the Adviser under the TPZ Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between NTG and the Adviser, dated July 27, 2010 and which became effective upon the closing of NTG’s initial public offering (the “NTG Advisory Agreement”), NTG pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company’s average monthly Managed Assets.   The Adviser waived fees in the amount of 0.20% of average monthly Managed Assets from July 28, 2011 through December 31, 2012, 0.15% of average monthly Managed Assets from January 1, 2013 through December 31, 2013, and 0.10% of average monthly Managed Assets from January 1, 2014 through December 31, 2014.  In addition, the Adviser has agreed to a fee waiver of 0.05% of average monthly Managed Assets from January 1, 2015 through December 31, 2015.  In addition, the Adviser has agreed to waive all fees due under the NTG Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance.  In its last fiscal year, NTG incurred $18,506,430 in net fees due to the Adviser under the NTG Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between TTP and the Adviser, dated September 12, 2011 and which became effective upon the closing of TTP’s initial public offering (the “TTP Advisory Agreement”), TTP pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.10% of the Company’s average monthly Managed Assets.  The Adviser waived fees in the amount of 0.25% of average monthly Managed Assets from the closing of TTP’s initial public offering through December 31, 2012, 0.20% of average monthly Managed Assets from January 1, 2013 through December 31, 2013, and 0.15% of average monthly Managed Assets from January 1, 2014 through December 31, 2014.  In addition, the Adviser has agreed to a fee waiver of 0.10% of average monthly Managed Assets from January 1, 2015 through December 31, 2015 and 0.05% of average monthly Managed Assets from January 1, 2016 through December 31, 2016.  In its last fiscal year, TTP incurred $4,215,791 in net fees due to the Adviser under the TTP Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between NDP and the Adviser, dated July 6, 2012 and which became effective upon the closing of NDP’s initial public offering (the “NDP Advisory Agreement”), NDP pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.10% of the Company’s average monthly Managed Assets.  The Adviser waived fees in the amount of 0.15% of average monthly Managed Assets from the closing of NDP’s initial public offering through December 31, 2013, 0.15% of average monthly Managed Assets from January 1, 2014 through December 31, 2014, and has agreed to a fee waiver of 0.10% of average monthly Managed Assets from January 1, 2015 through December 31, 2016.  In its last fiscal year, NDP incurred $4,464,647 in net fees due to the Adviser under the NDP Advisory Agreement.

With respect to each Company, “Managed Assets” means the total assets of the Company (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liability or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares.

The Adviser is wholly-owned by Tortoise Holdings, LLC (“Tortoise Holdings”). Montage Investments, LLC, a wholly-owned subsidiary of Mariner Holdings, LLC, owns a majority interest in Tortoise Holdings, with the remaining interests held by the five founding Managing Directors of the Adviser, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, who are also members of the Adviser’s investment committee and officers of each Company, and certain other employees of the Adviser.  Messrs. Birzer, Hamel, Malvey, Matlack and Schulte have entered into services agreements with the Adviser that have a one-year initial term, as well as one-year automatic renewals under normal circumstances. Under these services agreements, they receive a base guaranteed payment for the services they provide. They are also eligible for an annual cash bonus based on, among other things, the services they provide, the Adviser’s pre-tax earnings and the satisfaction of certain other conditions, including compliance by the Adviser with certain contractual covenants and compliance by each of the Companies managed by the Adviser with applicable rules and regulations. The Adviser’s earnings are based in part on the value of assets held in each of the Companies’ portfolio, as the Adviser’s fee to each Company is a percentage of the average monthly managed assets of that Company. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings and each thus benefits from increases in the net income of the Adviser.

MORE INFORMATION ABOUT THE MEETING

Stockholders.  At the record date, each Company had the following number of shares issued and outstanding:

	Common Shares	Preferred Shares
TYG	48,016,591	29,500,000
TPZ	6,951,333	N/A
NTG	47,000,211	3,600,000
TTP	10,016,413	640,000
NDP	14,516,071	N/A

How Proxies Will Be Voted.  All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy.  If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.

How To Vote.  You may vote your shares by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting.

Expenses and Solicitation of Proxies.  The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Companies on a pro rata basis.  Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company.  In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations.  If a proxy solicitor is retained by any Company, the costs associated with all proxy solicitation are not anticipated to exceed $15,000.  None of the Companies will pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy.  With respect to each Company, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum.  With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum.  For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers' shares) will be treated as shares that are present at the meeting but have not been voted.

With respect to each Company, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of TYG, TPZ, NTG, TTP and NDP.  Each Company will furnish without charge upon written request a copy of its most recent annual report.  Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, (866) 362‑9331.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Company’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange.  Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file.  Based on a review of those forms furnished to the Company, each Company believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except that each of Messrs. Ciccotello, Heath, Berney, Birzer, Matlack, Hamel, Malvey, Schulte and Adams were late in reporting shares of TYG received in exchange for shares of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) in connection with the merger of TYY and TYN into TYG, Mr. Birzer was late in reporting sales of fractional shares of TYG, NTG and TTP in connection with brokerage account transfers and certain affiliates of the Adviser controlled by Mariner Holdings, LLC were late in filing Form 3s for each of the Companies to report zero ownership.  In addition, certain third party holders of greater than 10% of TYG’s preferred shares were late in filing certain Section 16(a) forms, including late Form 3 and Form 4 filings by Athene Holding, Ltd for itself and certain of its affiliate, and a late Form 3 filing by Massachusetts Mutual Life Insurance Co. The TYG shares received in exchange for TYY and TYN share in the merger have been reported for each of Messrs. Ciccotello, Heath, Berney, Birzer, Matlack, Hamel, Malvey, Schulte and Adams in either a Form 4 filing or a Form 5 filing, and the fractional share sales have been reported for Mr. Birzer in Form 4 filings.  The Form 3s for Mariner Holdings, LLC affiliates have been filed.  The Form 3s and Form 4s for the third party holders discussed above relating to TYG’s preferred shares have been filed. To the knowledge of management of each Company, no person is the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of such Company’s equity securities, except as set forth above with respect to preferred shares of TYG, NTG and TTP.

ADMINISTRATOR

TYG, TPZ, NTG, TTP and NDP have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of each Company.  Communications should be addressed to the Secretary of the applicable Company at its principal offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Company’s link on its investment adviser’s website (www.tortoiseadvisors.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2016 ANNUAL MEETING

Method for Including Proposals in a Company’s Proxy Statement.  Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on December 5, 2015 for each of TPZ, NTG, TTP and NDP and December 9, 2015 for TYG.  Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act.  Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations.  If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws.  Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, no earlier than November 5, 2015 for each of TPZ, NTG, TTP and NDP and December 9, 2015 for TYG, nor later than 5:00 p.m. Central Time on December 5, 2015 for each of TPZ, NTG, TTP and NDP and January 8, 2016 for TYG.  The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws.  With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act.  With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business.  Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws.  A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

Diane M. Bono
Secretary

April 2, 2015

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
11550 Ash Street, Suite 300
Leawood, KS 66211
on May 18, 2015

Please detach at perforation before mailing.

PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of preferred shares of Tortoise Energy Infrastructure Corporation appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on May 18, 2015, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date

TYG_26551_031915_Pref

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on May 18, 2015.
The Proxy Statement and Proxy Card for this meeting are available at:
http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors – The Board of Directors recommends a vote "FOR" the Nominees below.			
01. Charles E. Heath 02. Rand C. Berney	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

The Board of Directors recommends a vote "FOR" the Ratification below.	FOR	AGAINST	ABSTAIN
2. Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2015.	☐	☐	☐

3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

Change of Address – Please print new address below.

____

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

26551_031915_Pref

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
11550 Ash Street, Suite 300
Leawood, KS 66211
on May 18, 2015

Please detach at perforation before mailing.

PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of preferred shares of Tortoise MLP Fund, Inc. appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise MLP Fund, Inc. to be held on May 18, 2015, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

____
Signature

____
Signature (if held jointly)

____
Date

NTG_26551_031915_Pref

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on May 18, 2015.
The Proxy Statement and Proxy Card for this meeting are available at:
http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	**Election of Directors – The Board of Directors recommends a vote "FOR" the Nominees below.**			
	01. Charles E. Heath 02. Rand C. Berney	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

		FOR	AGAINST	ABSTAIN
	The Board of Directors recommends a vote "FOR" the Ratification below.			
2.	Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2015.	☐	☐	☐

3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

Change of Address – Please print new address below.

____

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

26551_031915_Pref

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
11550 Ash Street, Suite 300
Leawood, KS 66211
on May 18, 2015

Please detach at perforation before mailing.

PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of preferred shares of Tortoise Pipeline & Energy Fund, Inc. appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on May 18, 2015, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date

TTP_26551_031915_Pref

I plan to attend the Annual Meeting. YES ☐ NO ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on May 18, 2015.
The Proxy Statement and Proxy Card for this meeting are available at:
http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	**Election of Directors – The Board of Directors recommends a vote "FOR" the Nominees below.**			
	01. Charles E. Heath 02. Rand C. Berney	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

		FOR	AGAINST	ABSTAIN
	The Board of Directors recommends a vote "FOR" the Ratification below.			
2.	Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2015.	☐	☐	☐

3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

Change of Address – Please print new address below.

____

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

26551_031915_Pref

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
11550 Ash Street, Suite 300
Leawood, KS 66211
on May 18, 2015

Please detach at perforation before mailing.

PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Energy Independence Fund, Inc. appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Independence Fund, Inc. to be held on May 18, 2015, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date

NDP_26551_031915_B

I plan to attend the Annual Meeting. **YES** ☐ **NO** ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on May 18, 2015.
The Proxy Statement and Proxy Card for this meeting are available at:
http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors – The Board of Directors recommends a vote "FOR" the Nominees below.			
01. Charles E. Heath 02. Rand C. Berney	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

	FOR	AGAINST	ABSTAIN
The Board of Directors recommends a vote "FOR" the Ratification below.			
2. Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2015.	☐	☐	☐

3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

Change of Address – Please print new address below.

____

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

26551_031915_COM_B

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
11550 Ash Street, Suite 300
Leawood, KS 66211
on May 18, 2015

Please detach at perforation before mailing.

PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Power and Energy Infrastructure Fund, Inc. appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Power and Energy Infrastructure Fund, Inc. to be held on May 18, 2015, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

____
Signature

____
Signature (if held jointly)

____
Date TPZ_26551_031915_B

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on May 18, 2015.
The Proxy Statement and Proxy Card for this meeting are available at:
http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Directors – The Board of Directors recommends a vote "FOR" the Nominees below.			
01. Charles E. Heath 02. Rand C. Berney	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

	FOR	AGAINST	ABSTAIN
The Board of Directors recommends a vote "FOR" the Ratification below.			
2. Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2015.	☐	☐	☐

3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

Change of Address – Please print new address below.

____

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

26551_031915_COM_B

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Stockholder Meeting
11550 Ash Street, Suite 300
Leawood, KS 66211
on May 18, 2015

Please detach at perforation before mailing.

PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Energy Infrastructure Corporation appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on May 18, 2015, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date

TYG_26551_031915_A

I plan to attend the Annual Meeting. **YES** ☐ **NO** ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on May 18, 2015.
The Proxy Statement and Proxy Card for this meeting are available at:
http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. Election of Director – The Board of Directors recommends a vote "FOR" the Nominee below.

	FOR	WITHHOLD
01. Rand C. Berney	☐	☐

The Board of Directors recommends a vote "FOR" the Ratification below.

3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

Change of Address – Please print new address below.

____

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

26551_031915_COM_A

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
11550 Ash Street, Suite 300
Leawood, KS 66211
on May 18, 2015

Please detach at perforation before mailing.

PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise MLP Fund, Inc. appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise MLP Fund, Inc. to be held on May 18, 2015, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date

NTG_26551_031915_A

I plan to attend the Annual Meeting. YES ☐ NO ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on May 18, 2015.
The Proxy Statement and Proxy Card for this meeting are available at:
http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. Election of Director – The Board of Directors recommends a vote "FOR" the Nominee below.

	FOR	WITHHOLD
01. Rand C. Berney	☐	☐

The Board of Directors recommends a vote "FOR" the Ratification below.

3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

Change of Address – Please print new address below.

____

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

26551_031915_COM_A

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Stockholder Meeting
11550 Ash Street, Suite 300
Leawood, KS 66211
on May 18, 2015

Please detach at perforation before mailing.

PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Pipeline & Energy Fund, Inc. appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on May 18, 2015, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date

TTP_26551_031915_A

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on May 18, 2015.
The Proxy Statement and Proxy Card for this meeting are available at:
http://closedendfunds.tortoiseadvisors.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. Election of Director – The Board of Directors recommends a vote "FOR" the Nominee below.

	FOR	WITHHOLD
01. Rand C. Berney	☐	☐

The Board of Directors recommends a vote "FOR" the Ratification below.

3. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

Change of Address – Please print new address below.

____

____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

26551_031915_COM_A